Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2024
Commitments and Contingent Liabilities [Abstract]
Commitments and contingent liabilities

Note 12 - Commitments and contingent liabilities

A.	Commitments

1.	TyrNovo, has obligations to the Israel Innovation Authority (hereinafter: “IIA”) with respect to grants it received from the IIA in connection with TyrNovo’s technology. The requirements and restrictions for such grants are found in the Encouragement of Research, Development and Technological Innovation in Industry Law 5744-1984 and in the IIA’s rules and guidelines and the terms of these grants.

In general, a recipient company is obligated to pay the IIA royalties from the revenues generated from the sale of products and related services developed as a result of, a research and development program funded , in whole or in part, by the IIA (currently a yearly rate of 3% to 6%), up to the aggregate amount of the total grants received by the IIA, plus annual interest. The recipient company is also obligated to manufacture its drug in Israel unless it receives the approval of the IIA in which case it will be required to pay the higher rate mentioned above. A recipient company is not required to repay the grants if it does not generate revenue.

TyrNovo’s technologies were developed, in part, with funds from IIA grants, and accordingly is obligated to pay royalties on sales of any of its IIA funded products and related services.   As of December 31, 2024, the maximum royalty amount that would be payable by TyrNovo, excluding interest, is approximately NIS 5.5 million (USD 1.51 million), and as of such date, TyrNovo had not paid any royalties to the IIA.

The Group does not recognize a liability for royalties because there is no reasonable assurance, as of the reporting period, that the underlying sales will occur in the future. Therefore, the financial statements do not include a liability for these royalties.

2.	TyrNovo has entered into a license agreement (the “License Agreement”) with Yissum Research Development Company of the Hebrew University of Jerusalem Ltd. (hereafter “Yissum”) dated August 15, 2013, as amended. In accordance with the License Agreement, Yissum granted the Company an exclusive license to commercialize, exploit, develop, manufacture, market, import, export, distribute, offer to sell, or sell products, that are derived from Yissum’s licensed technology.

In consideration for the grant of the license, the Company shall pay Yissum the following consideration during the term of the license:

(i)	Royalties at a rate of up to three percent (3%) of net sales.

(ii)	Sublicense fees at a rate of twelve percent (12%) of sublicense consideration.

In addition, Yissum is entitled to receive an exit fee of 12% of the transaction proceeds in the event of certain pre - defined transactions set forth in the License Agreement.

BIRAD Research & Development Company Ltd. (BIRAD) is entitled to receive a portion of Yissum’s royalties on net sales according to an amendment to the License Agreement signed between TyrNovo and Yissum.

The consolidated financial statements do not include a liability for royalties or sublicense fees for this license agreement as there is no minimum payments and thus obligation will be recognized when the related sales will occur.

3.

cCAM Biotherapeutics Ltd. (cCam), a subsidiary of Merck Sharp and Dohme Corp. (MSD), has entered into a license agreement with Tel Hashomer – Medical Research Infrastructure and Services Ltd. (“THM”) and Ramot at Tel Aviv University Ltd. (“Ramot”) dated April 16, 2012, which was effective as of May 25, 2010, as subsequently amended (the “THM License Agreement”).

In conjunction with the closing of the reversion agreement amongst (MSD), cCAM and FameWave, the parties executed an Assignment and Assumption Agreement by and between FameWave and cCAM, according to which cCAM assigned to FameWave all its rights, title and interest in, to and under the THM License Agreement. Pursuant to the THM License Agreement, THM and Ramot granted FameWave a worldwide, royalty-bearing, exclusive license to develop, manufacture, produce, market and sell any biopharmaceutical product and/or diagnostic product using patents and inventions owned by THM and Ramot in connection with uses of the glycoprotein CEACAM1.

In consideration for the license grant, FameWave shall pay to THM the following during the term of the license:

i)	An annual license fee of $10,000 which is credited towards any royalties to be paid during such year.

ii)	Royalties of three and a half percent (3.5%) of net sales with respect to Biopharmaceutical Products, and royalties of six and a half percent (6.5%) of net sales with respect to Diagnostic Products.

iii)	Sublicense fees at a rate of twenty percent (20%) of sublicense consideration with respect to Biopharmaceutical Products, and sublicense fees at a rate of twelve percent (12%) of sublicense consideration with respect to Diagnostic Products.

FameWave has undertaken to pay certain milestone payments upon the completion of certain pre-defined clinical and sales milestones.

In addition, THM (on behalf of the licensors) are entitled to receive an exit fee of up to three and a half percent (3.5%) of all consideration received because of or in connection with an exit event (as defined in the THM License Agreement).

Finally, THM also received an assignable warrant to purchase, upon the closing of any IPO of FameWave, ordinary shares of FameWave, at a price equal to a certain percentage of the forecast initial market value of FameWave for each share as determined, prior to the IPO, for the purpose of the IPO.

In accordance with the THM License Agreement, THM is entitled to appoint an observer to FameWave’s board of directors who has all the rights of any other director of FameWave expect for the right to vote. To date, THM has not acted on this right.

The consolidated financial statements do not include a liability for royalties or sublicense fees for this license agreement as there is no minimum payments and thus obligation will be recognized when the related sales will occur.

B.	Claims

1.	In February 2017, four lawsuits and motions to approve the lawsuits as a class action lawsuit (each, a “Motion”), were filed against the Company and certain of its office holders at the Tel Aviv District Court (Economic Division), with each Motion relating to the Company announcement that the Israeli Securities Authority (the “ISA”) has begun a formal investigation into, amongst other matters, the Company’s public disclosures around certain aspects of the studies related to its therapeutic candidate, Consensi (the “2017 Motions”). One of these motions was subsequently withdrawn. The petitioners in one of the motions petitioned the court to dismiss the other two of the 2017 Motions (“Petition for Dismissal”). On December 19, 2017 the court granted the Petition for Dismissal and dismissed the other remaining 2017 Motions. The remaining motion (the “Surviving Motion”) was filed against the Company, the Company’s executive directors and certain of its present and former directors, by certain shareholders who are requesting to act as representatives of all shareholders of record from December 10, 2015 until February 6, 2017. The plaintiffs allege, among other things, that the Company included misleading information in its public filings which caused the class for which the plaintiffs are seeking recognition an aggregate loss of approximately NIS 29 million (approximately USD 8.0 million). The court ordered a stay of proceedings due to the then-ongoing ISA Investigation. Following approval of an enforcement arrangement in connection with the ISA investigation, the stay was lifted.

On June 19, 2024, the Court issued its final decision in the 2017 Motion, whereby it fully dismissed the lawsuit against the defendants as well as the motion to approve the lawsuit as a class action lawsuit. Each party will bear its own court expenses.

2.

On November 17, 2022, Fidelity Venture Capital Ltd., a private Israeli company (“Fidelity VC”) and Mr. Dror Atzmon, an Israeli resident and citizen believed to be the sole shareholder of Fidelity VC (Mr. Atzmon, together with Fidelity VC, the “Atzmon Plaintiffs”), filed a statement of claim in the Economic Division of the Tel Aviv District Court (the “Atzmon Claim”) against the Company and a number of other defendants, including our former chief executive officer. The Atzmon Plaintiffs are seeking damages for approximately NIS 9 million (approximately USD 2.5 million) in connection with various claims relating to alleged contractual breaches and torts arising from an alleged contractual undertaking for the Company to engage the Atzmon Plaintiffs to provide advisory services to the Company following the initial public offering in the United States and listing on NASDAQ in November 2015.

The Company rejects all the claims presented in the Atzmon Claim. On August 3, 2023, the court ordered the parties to inform of their willingness to a mediation process. The parties agreed to a mediation process, a mediator has been appointed and mediation is ongoing. At this stage the Company is unable, with any degree of certainty, to make any evaluations or any assessments with respect to the probability of success or the scope of potential exposure, if any, of the Atzmon Claim.